EXHIBIT 10.2


                                 SECOND ADDENDUM
                                       TO
                                LETTER OF INTENT
                            DATED SEPTEMBER 18, 2002


By and Between MedStrong International Corporation, hereinafter "MedStrong" and JVF International Solutions, Inc., hereinafter "JVF." The purpose of this addendum is to grant JVF an extension on their performance under the original Letter of Intent, and the Addendum of February 2003, to December 31, 2003.

All other terms and conditions of the September 18, 2002 Letter of Intent shall remain in full force and effect.

IN WITNESS WHEREOF,  this being the further  agreement  between the parties,  we
hereby execute this Addendum this    18    day of July 2003, at SAN JUAN
                                  --------                      --------
MEDSTRONG INTERNATIONAL CORPORATION


/S/ Jerry R. Farrar
------------------------
By:      Jerry R. Farrar
         President/CEO



JVF INTERNATIONAL SOLUTIONS, INC.


/S/ Julio Vasquez Fernandez
-----------------------------
By:      Julio Vazquez
         President/CEO